                                                                   EXHIBIT 10.29

                           AMENDMENT NUMBER THREE TO
                          LOAN AND SECURITY AGREEMENT


          This AMENDMENT NUMBER THREE TO LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of April 9, 1998, by and between Foothill Capital Corporation, a California corporation ("Foothill"), on the one hand, and FRI-MRD Corporation, a Delaware corporation ("FRI-MRD"), El Torito Restaurants, Inc., a Delaware corporation ("El Torito"), and Chi-Chi's, Inc., a Delaware corporation ("Chi-Chi's"), on the other hand, with reference to the following facts:

     A. Foothill, on the one hand, and El Torito, Chi-Chi's, FRI-MRD, and certain of their Affiliates, on the other hand, heretofore have entered into that certain Loan and Security Agreement, dated as of January 10, 1997 (as heretofore amended, supplemented, or otherwise modified, the "Agreement");

     B. El Torito and Chi-Chi's (individually and collectively, jointly and severally, "Borrower") and FRI-MRD have requested Foothill to modify certain financial covenants in the Agreement and to modify Schedules C-1 and R-1 to the Agreement, in each case, as set forth in this Amendment;

     C. Foothill is willing to so modify the Agreement and such schedules in accordance with the terms and conditions hereof; and

     D. All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Agreement, as amended hereby.


          NOW, THEREFORE, in consideration of the above recitals and the mutual premises contained herein, Foothill, Borrower and FRI-MRD hereby agree as follows:

          1.   Amendments to the Agreement.
               ---------------------------

               a. Section 7.20(a) of the Agreement hereby is amended and restated in its entirety to read as follows:

                    (a) EBITDA - Chi-Chi's. In the case of Chi-Chi's, fail to maintain EBITDA for the Relevant Measuring Period of not less than the relevant amount set forth in the following table, measured on a fiscal quarter-end basis:

============================================================================
Period Ending                            Minimum EBITDA
----------------------------------------------------------------------------
12/31/96                                  ($2,000,000)
----------------------------------------------------------------------------
3/31/97                                   ($2,000,000)
----------------------------------------------------------------------------

============================================================================
Period Ending                            Minimum EBITDA
----------------------------------------------------------------------------
6/30/97                                   ($2,000,000)
----------------------------------------------------------------------------
9/30/97                                   -0-
----------------------------------------------------------------------------
12/31/97                                  -0-
----------------------------------------------------------------------------
03/31/98                                  $500,000
----------------------------------------------------------------------------
06/30/98                                  $500,000
----------------------------------------------------------------------------
09/30/98                                  $500,000
----------------------------------------------------------------------------
12/31/98                                  $1,000,000
----------------------------------------------------------------------------
03/31/99                                  $1,000,000
----------------------------------------------------------------------------
quarterly thereafter                      $2,000,000
============================================================================


               b. Section 7.20(b) of the Agreement hereby is amended and restated in its entirety to read as follows:

                    (b) EBITDA - El Torito. In the case of El Torito, fail to maintain EBITDA for the Relevant Measuring Period of not less than the relevant amount set forth in the following table, measured on a fiscal quarter-end basis:

============================================================================
Period Ending                            Minimum EBITDA
----------------------------------------------------------------------------
12/31/96                                  $8,500,000
----------------------------------------------------------------------------
3/31/97                                   $9,000,000
----------------------------------------------------------------------------
6/30/97                                   $9,000,000
----------------------------------------------------------------------------
9/30/97                                   $9,000,000
----------------------------------------------------------------------------
12/31/97                                  $9,000,000
----------------------------------------------------------------------------
03/31/98                                  $12,000,000
----------------------------------------------------------------------------
06/30/98                                  $12,000,000
----------------------------------------------------------------------------
09/30/98                                  $12,000,000
----------------------------------------------------------------------------
12/31/98                                  $12,000,000
----------------------------------------------------------------------------
03/31/99                                  $13,000,000
----------------------------------------------------------------------------
quarterly thereafter                      $13,000,000
============================================================================

               c. Section 7.20(c) of the Agreement hereby is amended and restated in its entirety to read as follows:

                    (c) EBITDA - Combined. In the case of Chi-Chi's and El Torito, on a combined basis, fail to maintain EBITDA for the Relevant Measuring Period of not less than the relevant amount set forth in the following table, measured on a fiscal quarter-end basis:

============================================================================
Period Ending                            Minimum EBITDA
----------------------------------------------------------------------------
12/31/96                                  n/a
----------------------------------------------------------------------------
3/31/97                                   n/a
----------------------------------------------------------------------------
6/30/97                                   n/a
----------------------------------------------------------------------------
9/30/97                                   $10,000,000
----------------------------------------------------------------------------
12/31/97                                  $12,000,000
----------------------------------------------------------------------------
03/31/98                                  $15,500,000
----------------------------------------------------------------------------
06/30/98                                  $15,500,000
----------------------------------------------------------------------------
09/30/98                                  $15,500,000
----------------------------------------------------------------------------
12/31/98                                  $15,500,000
----------------------------------------------------------------------------
03/31/99                                  $16,500,000
----------------------------------------------------------------------------
quarterly thereafter                      $16,500,000
============================================================================


          2.   Amendments to Schedules C-1 and R-1 to the Agreement.
               ----------------------------------------------------

               a.   Amended and Restated Schedule C-1 to the Agreement hereby is
                    ---------------------------------
modified to add thereto the following properties:

============================================================================
Concept         Unit No.      City          State        Legal Owner
============================================================================
Chi-Chi's       34            Deerfield     IL           Chi-Chi's
----------------------------------------------------------------------------
Chi-Chi's       388           Bloomington   IL           Chi-Chi's
----------------------------------------------------------------------------
Chi-Chi's       86            Champaign     IL           Chi-Chi's
============================================================================

               b.  Schedule R-1 to the Agreement hereby is modified to delete
                   ------------
therefrom the following properties:

============================================================================
Concept        Unit No.        City           State        Legal Owner
============================================================================
Chi-Chi's      34              Deerfield      IL           Chi-Chi's
----------------------------------------------------------------------------
Chi-Chi's      388             Bloomington    IL           Chi-Chi's
----------------------------------------------------------------------------
Chi-Chi's      86              Champaign      IL           Chi-Chi's
============================================================================


          3.   Conditions Precedent to the Effectiveness of this Amendment.  The
               -----------------------------------------------------------
effectiveness of this Amendment is subject to the fulfillment, to the satisfaction of Foothill and its counsel, of each of the following conditions:

               a. Foothill shall have received an amendment fee of Fifty Thousand Dollars ($50,000), which fee is earned in full by Foothill, due and payable by Borrower to Foothill concurrently with the execution and delivery of this Amendment by Borrower, and non-refundable when paid;

               b. Foothill shall have received the reaffirmation and consent attached hereto as Exhibit A, duly executed by each Guarantor, and such document
                   ---------
shall be in full force and effect;

               c. The representations and warranties in this Amendment, the Agreement as amended by this Amendment, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

               d. After giving effect hereto, no Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein;

               e. No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against Borrower, FRI-MRD, any Guarantor, Foothill, or any of their Affiliates; and

               f. No material adverse change shall have occurred in the financial condition of Borrower, FRI-MRD, any Guarantor, or in the value of the Collateral.


          4.   Representations and Warranties.  Each of Borrower and FRI-MRD
               ------------------------------
hereby represents and warrants to Foothill that: (a) the execution, delivery, and performance of this

Amendment and of the Agreement, as amended by this Amendment, are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) this Amendment and the Agreement, as amended by this Amendment, constitute Borrower's and FRI-MRD's legal, valid, and binding obligation, enforceable against Borrower and FRI-MRD in accordance with its terms.

          5.   Effect on Agreement.  The Agreement, as amended hereby, shall be
               -------------------
and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate as a waiver of or, except as expressly set forth herein, as an amendment, of any right, power, or remedy of Foothill under the Agreement, as in effect prior to the date hereof.

          6.   Miscellaneous.
               -------------

               a. Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

               b. Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

               c. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver a manually executed counterpart of this Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.


                  [remainder of page intentionally left blank]

       IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

                              FRI-MRD CORPORATION,
                              a Delaware corporation



                              By /s/ Robert Gonda
                                ---------------------------
                              Title: Treasurer
                                    -----------------------

                              EL TORITO RESTAURANTS, INC.,
                              a Delaware corporation



                              By /s/ Robert Gonda
                                ---------------------------
                              Title: Treasurer
                                    -----------------------

                              CHI-CHI'S INC.,
                              a Delaware corporation



                              By /s/ Robert Gonda
                                ---------------------------
                              Title: Treasurer
                                    -----------------------


                              FOOTHILL CAPITAL CORPORATION,
                              a California corporation



                              By /s/ Keith Alexander
                                ---------------------------
                              Title: Vice President
                                    -----------------------

                                     -S-1-

                                  EXHIBIT  A
                                  ----------

                           Reaffirmation and Consent

          All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Amendment Number Three to Loan and Security Agreement, dated as of April __, 1998 (the "Amendment"). Each of the undersigned hereby (a) represents and warrants to Foothill that the execution, delivery, and performance of this Reaffirmation and Consent are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the amendment of the Agreement by the Amendment; (c) acknowledges and reaffirms its obligations owing to Foothill under the Guaranty and any other Loan Documents to which it is party; and (d) agrees that each of the Guaranty and any other Loan Documents to which it is a party is and shall remain in full force and effect. Although each of the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that Foothill has no obligation to inform it of such matters in the future or to seek its acknowledgement or agreement to future amendments, and nothing herein shall create such a duty. This Reaffirmation and Consent may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Reaffirmation and Consent. Delivery of an executed counterpart of this Reaffirmation and Consent by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent. Any party delivering an executed counterpart of this Reaffirmation and Consent by telefacsimile also shall deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent.


     FAMILY RESTAURANTS, INC.,
     a Delaware corporation
     FRI-MRD CORPORATION,
     a Delaware corporation
     FRI-ADMIN CORPORATION,
     a Delaware corporation
     EL TORITO FRANCHISING COMPANY,
     a Delaware corporation
     CCMR OF TIMONIUM, INC.,
     a Delaware corporation
     CCMR OF MARYLAND, INC.,
     a Delaware corporation
     CHI-CHI'S OF KANSAS, INC.,
     a Kansas corporation

                                     -S-2-

     CHI-CHI'S OF GREENBELT, INC.,
     a Kentucky corporation
     CHI-CHI'S FRANCHISE OPERATIONS CORPORATION, a Kentucky corporation
     CCMR OF CATONSVILLE, INC.,
     a Kentucky corporation
     CCMR OF GREENBELT, INC.,
     a Kentucky corporation
     CCMR OF RITCHIE HIGHWAY, INC.,
     a Kentucky corporation
     CHI-CHI'S MANAGEMENT CORPORATION,
     a Kentucky corporation
     CCMR OF HARFORD COUNTY, INC.,
     a Kentucky corporation
     CHI-CHI'S OF SOUTH CAROLINA, INC.,
     a Kentucky corporation
     MAINTENANCE SUPPORT GROUP, INC.,
     a Kentucky corporation
     CCMR OF FREDERICK, INC.,
     a Kentucky corporation
     CCMR OF INNER HARBOR, INC.,
     a Kentucky corporation
     CHI-CHI'S OF WEST VIRGINIA, INC.,
     a Kentucky corporation
     CCMR ADVERTISING AGENCY, INC.,
     a Kentucky corporation
     CCMR OF GOLDEN RING, INC.,
     a Kentucky corporation


     By _____________________________

     Title: _________________________


     CCMR OF CUMBERLAND, INC.,
     a Kentucky corporation


     By _____________________________

     Title: Authorized Signatory

                                     -S-3-